EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, $0.01 par value per share, of KKR Real Estate Finance Trust Inc. and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of February 13, 2018.

KKR REFT HOLDINGS L.P.
By: KKR REFT Holdings GP LLC, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR REFT HOLDINGS GP LLC

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR REFT ASSET HOLDINGS LLC

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer and Vice President

KKR FINANCIAL HOLDINGS LLC

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, President and Chief Executive Officer

TACTICAL VALUE SPN-KREF HOLDINGS L.P.
By: Tactical Value SPN-SPV GP LLC, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Vice President

TACTICAL VALUE SPN-SPV GP LLC

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Vice President

KKR TACTICAL VALUE SPN L.P.
By: KKR Associates TV SPN L.P., its general partner
By: KKR TV SPN GP Limited, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR ASSOCIATES TV SPN L.P.
By: KKR TV SPN GP Limited, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR TV SPN GP LIMITED

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR MANAGEMENT HOLDINGS L.P.
By: KKR Management Holdings Corp., its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR MANAGEMENT HOLDINGS CORP.

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR FUND HOLDINGS L.P.
By: KKR Group Holdings L.P., a general partner
By: KKR Group Limited, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR FUND HOLDINGS GP LIMITED

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR GROUP HOLDINGS L.P.
By: KKR Group Limited, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR GROUP LIMITED

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR & CO. L.P.
By: KKR Management LLC, its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR MANAGEMENT LLC

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

HENRY R. KRAVIS

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact